united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

Class A shares: PFFAX
Class C shares: PFFTX
Class I shares: PFFNX

Annual Report

March 31, 2016

May 31, 2016

Dear Investor,

Each year at this time, Princeton Futures Strategy Fund (“Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended March 31, 2016, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open end mutual fund with approximately $43 million in assets under management as of March 31, 2016. The Fund seeks to generate capital appreciation and long-term risk adjusted returns by investing indirectly in underlying commodity pools advised by Commodity Trading Advisors (“CTAs”) that seek a diversified exposure to both the commodity markets (energy, precious and industrial metals, agricultural commodities, etc.) and the financial markets (equity, foreign exchange and fixed income markets) while attempting to generate attractive, long-term risk adjusted returns. The Fund’s Sub- Advisor, 6800 Capital, L.L.C. (“6800”), draws upon a deep and successful 20+ years of history selecting and investing with CTAs in order to gain long and/or short exposure to as many as 100 or more different markets that include equity markets, fixed income markets, agricultural commodities, base metals, currencies and soft commodities (e.g. coffee, cocoa, sugar, cotton, and cereals). The Fund’s investment in a diverse group of commodity managers allows it to access trading experience across these many different markets and investment strategies. The Fund implements this dynamic portfolio management discipline in an attempt to reduce volatility to a level that is lower than a typical managed futures strategy. The portion of the Fund’s assets that are not invested in futures markets is actively invested in conservatively positioned short-term fixed income securities chosen and managed by Congress Asset Management (“Congress”).

Investment Results

The Fund’s fiscal year ended March 31, 2016 made for a difficult trading environment as volatility returned to the markets and sharp reversals in the markets provided very few opportunities for trends to emerge. During the Fund’s fiscal year the Barclay BTOP50 Index decreased -3.50%. The Fund’s Class I decreased -13.65% while Class A decreased by -13.90% and Class C decreased -14.42% for the period. During this same time period, the S&P 500 was positive 1.78%, The S&P GSCI Index (broad commodity) was down -28.67% and oil prices finished down -19.45%.

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Figure 1

The Fund’s Investment Results

	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Fiscal Year Ending 3/31/2016	Since Inception* (Annualized)
Class A	-0.99%	-3.60%	-3.31%	-6.71%	-13.90%	-3.41%
Class C	-1.15%	-3.71%	-3.53%	-6.80%	-14.42%	-5.39%
Class I	-0.98%	-3.44%	-3.27%	-6.64%	-13.65%	-3.17%
Barclay BTOP50 Index	2.32%	-0.03%	2.44%	-7.91%	-3.50%	2.82%

*	The inception date of Class A and Class I is 07/19/2010 and Class C is 06/14/2011. Since Inception performance for the Barclay BTOP50 Index shown in the table is as of 07/19/2010. Performance for the Barclay BTOP50 Index since the inception of Class C (6/14/2011) is 2.07% (annualized).

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Total Annual Operating Expenses are 2.53%, 3.28% and 2.28% for Class A, C and I respectively. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2016, to ensure that the net annual fund operating expenses will not exceed 2.20% for Class A, 2.95% for Class C and 1.95% for Class I, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-888-868-9501.

The maximum sales charge (load) for Class A is 5.75%.

Class A investors may be eligible for a reduction in sales charges. See prospectus for more information.

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Allocation of Capital

The Fund ended the fiscal year (on March 31, 2016) with exposure to 12 different investment managers that generally trade within one of 8 different investment strategies. The investment strategies with the three largest allocations of capital were Discretionary Fundamental Intermediate & Long Term, Systematic Trend Following (“TF”) Long Term and Systematic TF Long Term.

Figure 2

The Percentage of the Fund’s Assets to Investment Strategies

As of March 31, 2016

Summarized By Investment Style

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Performance Attribution

During the fiscal year ended March 31, 2016 there were 17 different investment managers that the Fund had exposure to that generally traded within 9 different investment strategies. The performance of the Fund was negative as volatility returned to the market and sharp reversals in markets made for a difficult trading environment. The largest detractors to performance were the Intermediate and Long Term Systematic Trend Following strategies and the Intermediate and Long Term Discretionary Fundamental strategies. The best performing strategies during the fiscal year were the Short Term Momentum & Counter Trend and the Short Term Mean Reversion strategies.

The above results do not include the portion of the portfolio that is actively invested in U.S. short term fixed income securities (managed by Congress Asset Management). The use of this strategy is primarily designed to provide liquidity and preserve capital of the Fund. Investments are primarily made in investment grade fixed income securities which have performed well due to the “flight-to-quality” behavior during the fiscal year.

The Fund was somewhat correlated to the Barclays Aggregate Bond Index, somewhat inversely correlated to the S&P 500 Index and relatively correlated to the Barclay BTOP50 Index, a proxy for CTA industry performance.

Figure 4

Correlation: April 1, 2015 through March 31, 2016

	Princeton
	Futures	Barclays
	Strategy Fund	Aggregate	Barclay
	Class I	Bond Index	BTOP50 Index	S&P 500 (TR)
Princeton Futures Strategy Fund Class I	1.00	0.51	0.84	-0.19
Barclays Aggregate Bond Index	0.51	1.00	0.62	0.05
Barclay BTOP50 Index	0.84	0.62	1.00	-0.19
S&P 500 (TR)	-0.19	0.05	-0.19	1.00

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Commentary

April 1, 2015 to June 30, 2015 – Class I Performance: -6.64%

The U.S. dollar’s winning streak came to an abrupt halt in April as weaker-than-forecast economic reports increased worries that momentum in U.S. growth had stalled, thereby clouding the outlook for the timing of Fed tightening. Conversely, the euro posted its largest monthly gain in 4½ years against the dollar on signs of recovery in the region’s economy. Energy prices reversed course in April and ended the month sharply higher on shrinking inventories in the U.S., a slowdown in U.S. crude production and geopolitical conflicts in the Middle East. Similarly, prices in many base metals markets rose in April as further stimulus from the Bank of China could spark demand.

May was another challenging month for managed futures. U.S. stock indices ended the month reaching all-time highs as mixed U.S. economic data deferred expectations of the Fed’s first rate hike. Commodity price action was mixed in May. Crude oil prices ended the month just slightly lower. Supporting the market were reports of a drop in U.S. crude stockpiles, signaling that the supply glut could be easing. In industrial metals, the trend was down on ample global supplies and weaker global demand. Cotton prices reversed course and fell on signs of ample supplies amid weak demand.

As we moved into the summer months, June was riddled with significant market congestion which resulted in a very difficult trading environment. In the U.S., equities moved sideways but ended the month lower, effectively eroding the gains made early in the quarter. With few exceptions, major currency markets traded within relatively tight bands during June. In the commodity markets, the grain and oilseed markets took the spotlight rallying sharply into month-end as too much rain in the U.S. Midwest and not enough in Europe and Canada propelled prices higher. A bullish USDA crop report added to the rally.

July 1, 2015 to September 30, 2015 – Class I Performance: -3.27%

A multitude of geo-political events produced rather volatile market conditions during July. In the equity arena, weakness resulting from concern over the Greek crisis early in the month gave way to optimism as a temporary solution was reached. The events affecting the equity markets also had their impact on interest rates, which were quite volatile in response to the various crises and economic factors. The strong tone to the U.S. dollar continued to affect many of the commodity markets, many of which declined sharply during the month. Improved weather conditions and an estimate of an increase in global production and stocks also took their toll on a number of agricultural markets. The conclusion of the Iranian Nuclear Treaty negotiations, uncertainty over Chinese demand and rising production and stocks continued to pressure the crude oil complex which dropped sharply.

Concerns of a decline in Chinese economic growth resulted in extreme volatility in many markets during August. The Bank of China made the largest one-day cut in the reference rate of the yuan in over two decades. Some interpreted the devaluation as a means to bolster exports, while others touted it as an important market reform on the way towards making the yuan accepted by the International Monetary Fund into its basket of reserve currencies. Reflecting the

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market turbulence, the VIX had a record monthly jump in August of 135 percent. In the U.S., the S&P 500 had its worst monthly decline in three years as the market briefly entered a correction phase mid-month only to rally back 6% in two days at month end. All eyes were on energies as crude prices reached 6½-year lows during the month only to soar 25% in the final three trading sessions to end the month higher. The move was sparked by OPEC comments indicating a potential willingness to talk about production and a report showing that U.S. shale producers had begun cutting production at a quicker pace than previously expected. In the industrial metal markets, concerns over global growth intensified and kept prices under pressure, while gold benefited as expectations for a Federal Reserve interest rate hike waned. In the agricultural markets, grains and softs all ended August lower amid fears of decreasing demand and large supplies.

There was little relief in commodity markets in September. Not surprisingly, industrial commodity markets like base metals and energies slumped as expectations for slowing global growth weighed heavily on these markets. In base metals markets, Chinese demand took center stage with zinc prices suffering most as the metal fell to a five-year low; copper and aluminum also ended the month lower. Platinum prices took a significant blow on the news of the Volkswagen emissions scandal as 44% of the metal’s demand comes from catalytic converters used in diesel engines. Global and domestic interest rates fell as bond prices turned higher amid weakening forecasts for global growth and inflation. Conversely, global stock indices ended the period sharply lower. Initially, the price decline was sparked by worries that a Chinese slowdown would curb global growth though concerns shifted focus to the U.S. over the health of domestic markets as the Federal Reserve opted to forestall its long-anticipated rate hike.

October 1, 2015 to December 31, 2015 – Class I Performance: -3.44%

Expectations for a U.S. interest rate hike were the primary determinant of the financial markets in October. Global equity markets moved sharply higher as it was anticipated that weak global growth and inflation would keep the Fed sidelined until 2016. This potential delay and strong corporate earnings reports fueled the rise in the U.S. equity markets. European and Asian equity markets rallied as the weakening global outlook increased expectations that stimulus in those regions would at least remain unchanged, if not increase. Precious metals ended the month higher as expectations for any Federal Reserve increase in rates waxed and waned throughout the period. In base metals, copper prices ended October higher while aluminum prices sank to six-year lows on oversupply amid weakening China demand. A mild start to the winter and high supply pressured natural gas prices to multi-year lows. In tropical markets, sugar and cocoa prices took the spotlight, rallying on fears that El Nino would negatively impact yields.

Global equity markets were generally higher at the end of November. In the U.S., markets eked out gains from expectations of a very gradual path towards higher rates. In Europe, the German DAX was a top performer in November as expectations for further ECB stimulus buoyed the index. Similarly, the Nikkei rallied on affirmation of the Bank of Japan’s goal to achieve its 2% inflation target as quickly as possible. U.S. bond prices also rallied towards month-end, but ended the month lower, unable to recover from an early-month slide on Federal Reserve Chair Yellen’s positive economic comments that a December rate hike would be a “live possibility”. In currencies, the U.S. dollar index ended the month just shy of 12-year highs, benefitting from strengthening conviction of the Fed’s first interest rate increase since 2006. In the commodity markets, crude oil prices plummeted due to a continuing global glut, expectations that

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OPEC would not cut output and a rising U.S. dollar. In natural gas, prices slumped further as U.S. inventories reached all-time highs and warmer weather tempered demand.

As we entered the final month of 2015, many markets were extremely volatile, exhibiting non-directional price movement that created an unfavorable market environment. This was due to the uncertainty of the Fed’s interest rate announcement and continuing concerns over Chinese growth. In the agricultural markets, corn prices tested the bottom of a 14-month trading range as widespread rains in South America boosted the yield potential of both Brazil and Argentina’s crops. In the softs markets, cotton remained in a year-long trading range. Sugar prices retreated from recent highs due to pressure from the drop in the Brazilian real and crude oil prices, undercutting ethanol production thus boosting exportable supplies.

January 1, 2016 to March 31, 2016 – Class I Performance : -0.98%

As we entered into 2016, U.S. stock prices plummeted as domestic economic momentum continued to slow and as concerns heightened of a global economic slowdown, predominantly influenced by the drop in Chinese stocks and further reduction in their economic expansion. This prompted the IMF to cut its global growth outlook, shocking markets even further. Expectedly, these events boosted safe-haven demand for U.S. and European government debt, sending bond prices to multi-month highs. Gold prices rose slightly as the sell-off in global equities marginally outweighed the pressure from the Fed’s first rate hike last month. Crude oil prices continued to fall to levels not seen in over a decade amid the persistent slowing of demand and rising supplies. In the agricultural markets, corn prices reversed and climbed on signs of stronger foreign demand and a cut in U.S. corn production estimates.

Early in February, trepidation of a slowing global economy created a synchronized downward move across many financial and commodity markets. Stock markets and interest rates worldwide fell on concerns of weakening global economic data and the efforts of central banks to support growth have become ineffective. The U.S. dollar dropped sharply as this global turmoil could potentially keep the Fed from additional rate hikes, while gold prices soared from the safe-haven demand and expectations of continued low interest rates. Equity markets then rebounded, however, as support from stronger U.S. economic data and speculation the Chinese government will boost measures to instill confidence in their own economy. Domestic interest rates also recovered due to reduced safe-haven demand, while foreign rates remained depressed keeping gold prices near their recent highs. The U.S. dollar rebounded from positive domestic economic news, further supported by the weakening of the British pound due to concerns that the U.K will vote to leave the EU and weaker-than-expected Eurozone economic data. In the agricultural markets, corn prices stepped down after a hike in expected global production, fueled by an increase in planted acres in the U.S.

Markets in March were riddled with reversals and unusual spikes in volatility. U.S. stock prices surged and the U.S. dollar sank to multi-month lows as dovish comments by the Fed suggested a slowdown in the number of anticipated rate hikes. U.S. interest rates were initially higher due to inflationary pressures, but then declined on safe-haven demand due to geopolitical events, namely the bombings in Belgium, and allayed expectations of a nearby interest rate hike. Despite the ECB’s cut of interest rates down to zero and further economic stimulus, foreign interest rates spiked upwards and stocks fell initially, though interest rates subsequently declined. The euro reversed course and moved upward due to the increase in bond buying and a slight uptick on European economic data. Gold prices reached new highs, though stumbled when the St. Louis Fed President suggested the FOMC should be raising rates at the next meeting. In the

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agricultural and meat markets, corn prices found support on signs of stronger foreign demand, though plummeted on the last day of the month as planting reports reported a huge increase over expected amounts. Soybean prices reversed from recent lows and catapulted to new highs from both increased foreign demand and a smaller than expected planting report.

Outlook

Looking ahead, the global economic recovery, while continuing in the U.S., has been slowed by growth concerns in China and Europe, as well as the rest of Asia. Even with the uncertainties in the rest of the world, the U.S. continues to see improvements in employment and continued strength in the housing market. With the uncertainty in global economies and the low inflationary environment in commodity prices, the path of future rate increases by the Fed during 2016 will continue to be data dependent. Despite the Fed softening their timeline for pending rate hikes and subsequent market sensitivity, we do not anticipate this rate increase to waver in the long term. As we enter the rest of 2016 we believe the stage continues to be set for some potentially major prices changes across the commodities and financial markets in the months ahead, which could provide some significant opportunities for the Fund.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

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IMPORTANT RISKS AND DISCLOSURES:

Mutual funds involve risk including the possible loss of principal. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. In general, the price of a fixed income security falls when interest rates rise.

Foreign common stocks and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. Nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions, potential restrictions on the flow of international capital, or diplomatic developments could adversely affect the Fund’s investments in certain securities.

Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss. Non-diversification risk may make the Fund more vulnerable to events affecting a single issuer. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument.

Underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. The Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.

The S&P 500 Index represents 500 of the largest companies in the U.S. The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2015 there are 20 funds in the BTOP50 Index. The S&P GSCI Index is broad-based, production-weighted and meant to be representative of the global commodity market beta. Beta attempts to measure the relative risk. A Beta rating above 1.0 indicates greater volatility than the market. The Barclays Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bond market. A Beta rating below 1.0 indicates lower volatility than the market. One cannot invest directly in an index.

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This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s advisors as May 31, 2016 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

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Princeton Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2016

The Fund’s performance figures* for the periods ended March 31, 2016, as compared to its benchmarks:

	One	Annualized	Annualized	Annualized Inception** -
	Year	Three Year	Five Year	March 31, 2016
Princeton Futures Strategy Fund Class A	(13.90)%	(4.01)%	(4.88)%	(3.41)%
Princeton Futures Strategy Fund Class A with load	(18.83)%	(5.89)%	(6.00)%	(4.40)%
Princeton Futures Strategy Fund Class C	(14.42)%	(4.71)%	N/A	(5.39)%
Princeton Futures Strategy Fund Class I	(13.65)%	(3.79)%	(4.66)%	(3.17)%
Barclays BTOP50 Index	(3.50)%	12.22%	9.84%	2.82%
Barclays CTA Index	(3.18)%	1.73%	0.37%	1.63%***

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the Advisor not waived fees or reimbursed expenses. The Fund’s total annual operating expenses are 2.53% for Class A shares, 3.28% for Class C shares and 2.28% for Class I shares per the July 29, 2015, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The Barclays BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2016 there are 20 funds in the BTOP50.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. These advisors will invest in financial and commodity futures markets and currency markets around the world with either a systematic or discretionary trading discipline. There are currently 535 programs included in the calculation of the Barclay CTA Index for the year 2015, which is unweighted and rebalanced at the beginning of each year.

**	Inception date is July 19, 2010 for Class A and Class I shares. Inception date is June 14, 2011 for Class C shares.

***	Inception date is August 2010.

Comparison of the Change in Value of a $100,000 Investment

Princeton Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
March 31, 2016

Holdings by Asset Class as of March 31, 2016	% of Net Assets
Short Term Investment	28.7%
Purchased Call Option	24.9%
Corporate Bonds & Notes	17.8%
U.S. Government Obligations	14.5%
Commodity Pool	10.3%
Other Assets Less Liabilities	3.8%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2016

Shares				Fair Value
	COMMODITY POOL # - 10.3%
3,474,944	Crabel Fund LP Class AA* (Cost $3,474,944)			$4,438,793

Principal ($)		Coupon (%)	Maturity	Value
	CORPORATE BONDS & NOTES - 17.8%
	COMPUTERS - 3.5%
1,500,000	IBM Corp.	1.1250	2/6/2018	1,503,116

	COSMETICS/PERSONAL CARE - 2.3%
1,000,000	Procter & Gamble Co.	1.4500	8/15/2016	1,003,460

	DIVERSIFIED FINANCIAL SERVICES - 3.5%
1,500,000	General Electric Capital Corp.	2.9500	5/9/2016	1,503,917

	MEDIA - 3.3%
1,415,000	NBC Universal Enterprise, Inc. **- 144A	0.8575	4/15/2016	1,415,252

	PHARMACEUTICALS - 2.6%
1,000,000	Merck & Co. Inc.	5.0000	6/30/2019	1,116,920

	TELECOMMUNICATIONS - 2.6%
1,000,000	Cisco Systems, Inc.	4.4500	1/15/2020	1,108,911

	TOTAL CORPORATE BONDS & NOTES (Cost $7,613,277)			7,651,576

	U.S. GOVERNMENT OBLIGATIONS - 14.5%
5,000,000	United States Treasury Note	0.5000	4/30/2017	4,993,263
1,250,000	United States Treasury Note	0.7500	10/31/2017	1,250,611
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $6,242,973)			6,243,874

Contracts
	PURCHASED CALL OPTION - 24.9%
65	Barclays Call Options, Expiration June 24, 2016, Strike Price $0.0001 * + (Cost $15,999,805)			10,693,185

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2016

Shares		Fair Value
	SHORT-TERM INVESTMENT - 28.7%
	MONEY MARKET FUND - 28.7%
12,340,225	BlackRock Liquidity Funds T-Fund Portfolio, 0.01%+ ^ (Cost $12,340,225)	$12,340,225

	TOTAL INVESTMENTS - 96.2% (Cost $45,671,224) (a)	$41,367,653
	OTHER ASSETS LESS LIABILITIES - 3.8%	1,635,345
	NET ASSETS -100.0%	$43,002,998

#	The number of shares presented for commodity trading adviser positions represent share values assigned by the Fund, as underlying funds to do not issue shares. These hypothetical shares are assigned a value of $1 per share upon initial investment. Each transaction thereafter is made at the adjusted share price reflective of the change in net asset value of the underlying fund.

*	Non-Income producing investment.

**	Floating rate security - interest rate subject to periodic change.

+	All or a portion of this investment is a holding of PFS Fund Limited.

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At March 31, 2016 securities amounted to $1,415,252 or 3.29% of net assets.

^	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $46,017,131 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$658,537
Unrealized depreciation:	(5,308,015)
Net unrealized depreciation:	$(4,649,478)

					Underlying
		Redemption	Redemption		Investment
Value	Security	Frequency	Notice (Day)		Strategy
4,438,793	Crabel Fund LP Class	Monthly	5	(1)	Commodity

(1)	Partners may withdraw some or all of their capital as of the close of business on the last day business day of any calendar month upon giving a five business day written notice to the Manager and fund administrator. Withdrawals may also be made on other business days, subject to an additional fee. The Control Board may temporarily suspend the right to withdraw if it reasonably determines that the withdrawal would materially harm the Fund.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016

ASSETS
Investment securities:
At cost	$45,671,224
At fair value	$41,367,653
Receivable for securities sold	1,700,000
Interest receivable	63,301
Receivable for Fund shares sold	296
Prepaid expenses and other assets	37,831
TOTAL ASSETS	43,169,081

LIABILITIES
Investment advisory fees payable	57,797
Payable for Fund shares repurchased	43,016
Payable to related parties	6,295
Distribution (12b-1) fees payable	5,254
Accrued expenses and other liabilities	53,721
TOTAL LIABILITIES	166,083
NET ASSETS	$43,002,998

Net Assets Consist Of:
Paid in capital	$111,812,982
Accumulated net investment loss	(28,071,723)
Accumulated net realized loss from security transactions	(36,434,690)
Net unrealized depreciation of investments	(4,303,571)
NET ASSETS	$43,002,998

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
March 31, 2016

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,969,994
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,119,340
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.01
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$8.50

Class C Shares:
Net Assets	$3,785,493
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	489,931
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.73

Class I Shares:
Net Assets	$30,247,511
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,723,593
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.12

(a)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2016

INVESTMENT INCOME
Interest	$211,261
TOTAL INVESTMENT INCOME	211,261

EXPENSES
Investment advisory fees	1,181,785
Distribution (12b-1) fees:
Class A	31,476
Class C	52,519
Registration fees	60,112
Non 12b-1 shareholder servicing	49,760
Administrative services fees	48,582
Accounting services fees	47,804
Legal fees	42,035
Printing and postage expenses	39,492
Transfer agent fees	37,288
Audit and tax fees	34,496
Compliance officer fees	16,584
Trustees fees and expenses	12,255
Custodian fees	10,461
Insurance expense	2,346
Other expenses	1,030
TOTAL EXPENSES	1,668,025

Less: Fees waived by the Advisor	(305,966)
NET EXPENSES	1,362,059
NET INVESTMENT LOSS	(1,150,798)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	1,072,862
Net change in unrealized depreciation of security transactions	(10,575,608)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(9,502,746)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,653,544)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31,	March 31,
	2016	2015
FROM OPERATIONS
Net investment loss	$(1,150,798)	$(1,604,132)
Net realized gain (loss) from security transactions	1,072,862	(4,582,130)
Net change in unrealized appreciation (depreciation) of security transactions	(10,575,608)	18,294,084
Net increase (decrease) in net assets resulting from operations	(10,653,544)	12,107,822

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(52,641)	(57,824)
Class C	(23,511)	(20,412)
Class I	(214,163)	(193,528)
From return of capital:
Class A	(43,954)	—
Class C	(19,631)	—
Class I	(178,822)	—
Net decrease in net assets from distributions to shareholders	(532,722)	(271,764)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,633,209	6,516,058
Class C	309,168	854,297
Class I	6,173,762	18,706,433
Net asset value of shares issued in reinvestment of distributions:
Class A	90,819	54,498
Class C	41,327	19,378
Class I	316,959	161,926
Payments for shares redeemed:
Class A	(8,048,666)	(21,133,725)
Class C	(2,249,838)	(1,621,264)
Class I	(28,683,819)	(46,339,523)
Net decrease in net assets from shares of beneficial interest	(29,417,079)	(42,781,922)

TOTAL DECREASE IN NET ASSETS	(40,603,345)	(30,945,864)

NET ASSETS
Beginning of Year	83,606,343	114,552,207
End of Year *	$43,002,998	$83,606,343
*Includes accumulated net investment loss of:	$(28,071,723)	$(28,540,382)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31,	March 31,
	2016	2015
SHARE ACTIVITY
Class A:
Shares Sold	299,321	732,960
Shares Reinvested	11,226	5,956
Shares Redeemed	(943,451)	(2,495,821)
Net decrease in shares of beneficial interest outstanding	(632,904)	(1,756,905)

Class C:
Shares Sold	35,680	97,268
Shares Reinvested	5,292	2,175
Shares Redeemed	(276,100)	(196,630)
Net decrease in shares of beneficial interest outstanding	(235,128)	(97,187)

Class I:
Shares Sold	696,520	2,186,613
Shares Reinvested	38,701	17,525
Shares Redeemed	(3,391,045)	(5,540,786)
Net decrease in shares of beneficial interest outstanding	(2,655,824)	(3,336,648)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.39	$8.12	$9.17	$9.36	$10.44

Activity from investment operations:
Net investment loss (1)	(0.16)	(0.17)	(0.26)	(0.42)	(0.43)
Net realized and unrealized gain (loss) on investments	(1.14)	1.47	(0.79)	0.25	(0.65)
Total from investment operations	(1.30)	1.30	(1.05)	(0.17)	(1.08)

Less distributions from:
Net realized gains	(0.05)	(0.03)	—	(0.02)	—
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.08)	(0.03)	—	(0.02)	—

Net asset value, end of year	$8.01	$9.39	$8.12	$9.17	$9.36

Total return (2)	(13.90)%	16.01%	(11.45)%	(1.80)%	(10.35)%

Net assets, at end of year (000s)	$8,970	$16,448	$28,482	$64,730	$56,415

Ratio of gross expenses to average net assets (3)	2.67%	2.52%	3.71%	5.24%	5.01%
Ratio of net expenses to average net assets	2.20%	2.21%	3.49%	5.13%	4.91%
Ratio of net investment loss to average net assets	(1.92)%	(1.97)%	(3.01)%	(4.49)%	(4.36)%
Portfolio Turnover Rate	57%	5%	24%	50%	85%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012 (1)
Net asset value, beginning of period	$9.12	$7.95	$9.04	$9.30	$10.24

Activity from investment operations:
Net investment loss (2)	(0.22)	(0.23)	(0.32)	(0.48)	(0.39)
Net realized and unrealized gain (loss) on investments	(1.09)	1.43	(0.77)	0.24	(0.55)
Total from investment operations	(1.31)	1.20	(1.09)	(0.24)	(0.94)

Less distributions from:
Net realized gains	(0.05)	(0.03)	—	(0.02)	—
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.08)	(0.03)	—	(0.02)	—

Net asset value, end of period	$7.73	$9.12	$7.95	$9.04	$9.30

Total return (3)	(14.42)%	15.10%	(12.15)%	(2.46)%	(9.18	)% (6)

Net assets, at end of period (000s)	$3,785	$6,614	$6,536	$11,339	$8,097

Ratio of gross expenses to average net assets (4)(5)	3.42%	3.27%	4.46%	5.99%	5.78%
Ratio of net expenses to average net assets (5)	2.95%	2.96%	4.24%	5.88%	5.65%
Ratio of net investment loss to average net assets (5)	(2.67)%	(2.72)%	(3.77)%	(5.23)%	(5.07)%
Portfolio Turnover Rate	57%	5%	24%	50%	85	% (6)

(1)	The Princeton Futures Strategy Fund’s Class C shares commenced operations June 14, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.49	$8.19	$9.22	$9.39	$10.46

Activity from investment operations:
Net investment loss (1)	(0.14)	(0.15)	(0.24)	(0.40)	(0.41)
Net realized and unrealized gain (loss) on investments	(1.15)	1.48	(0.79)	0.25	(0.66)
Total from investment operations	(1.29)	1.33	(1.03)	(0.15)	(1.07)

Less distributions from:
Net realized gains	(0.05)	(0.03)	—	(0.02)	—
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.08)	(0.03)	—	(0.02)	—

Net asset value, end of year	$8.12	$9.49	$8.19	$9.22	$9.39

Total return (2)	(13.65)%	16.24%	(11.27)%	(1.48)%	(10.23)%

Net assets, at end of year (000s)	$30,248	$60,545	$79,535	$337,871	$411,431

Ratio of gross expenses to average net assets (3)	2.41%	2.27%	3.46%	4.99%	4.75%
Ratio of net expenses to average net assets	1.95%	1.96%	3.24%	4.88%	4.66%
Ratio of net investment loss to average net assets	(1.67)%	(1.72)%	(2.73)%	(4.24)%	(4.12)%
Portfolio Turnover Rate	57%	5%	24%	50%	85%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Adviser not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2016

1.	ORGANIZATION

The Princeton Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to achieve capital appreciation and manage volatility as a secondary objective. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost. Investments in Commodity Pool’s are valued at a fair value based on the net asset value as reported by the Commodity Trading Advisor. Investments in option contracts are reported at fair value based on daily price reporting from the option counterparty.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor and/or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. The Fund’s option investment is based off the performance of Gemini Strategies Offshore Fund, Ltd (“GSOF”). Gemini Alternative Funds, LLC (“GAF”) acts as the Sponsor and Investment Manager for GSOF and Gemini Hedge Fund Services, LLC, provides administration services for GSOF. GSOF and GAF are both affiliates of GFS. As of March 31, 2016 the fair value on the option contracts was $10,693,185. For the year ended March 31, 2016, the Fund had realized gain of $526,343 from option contracts. The fair value on option contracts is disclosed on the consolidated statement of assets and liabilities.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Commodity Pool	$—	$4,438,793	$—	$4,438,793
Corporate Bonds & Notes	—	7,651,576	—	7,651,576
U.S. Government & Agency Obligations	—	6,243,874	—	6,243,874
Purchased Option Contracts	—	10,693,185	—	10,693,185
Short-Term Investment	12,340,225	—	—	12,340,225
Total	$12,340,225	$29,027,428	$—	$41,367,653

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Consolidated Portfolio of Investments for industry classification.

Managed Futures Programs and PFS Fund Limited (“PFSFL”) – The consolidated financial statements of the Fund include PFSFL, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

For tax purposes, PFSFL is an exempted Cayman investment company. PFSFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, PFSFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation (“CFC”), PFSFL’s

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

The Fund may invest up to 25% of its total assets in the CFC, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The Fund and PFSFL may invest in the global derivatives markets through the use of one or more proprietary managed futures programs. Managed futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. It is anticipated that the managed futures programs used by the Fund and PFSFL will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. The Fund and PFSFL’s investment in a managed futures program may be through investment in one or more unaffiliated private investment vehicles or unaffiliated commodity pools advised by one or more Commodity Trading Advisors (“CTAs”) registered with the U.S. Commodity Futures Trading Commission. The Fund utilizes this strategy via the option held. The Fund and PFSFL, do not consolidate the assets, liabilities, capital or operations of the CTAs into their consolidated financial statements. Rather, the option which accesses the CTAs are separately presented as an investment in the Fund’s Consolidated Portfolio of Investments. Income, gains and unrealized appreciation or depreciation on the investments in the option which accesses the CTAs are recorded in the Fund’s Consolidated Statement of Assets and Liabilities and the Fund’s Consolidated Statement of Operations.

A summary of the Fund’s investments in the PFSFL is as follows:

PFS Fund Limited (“PFSFL”) *
March 31, 2016
Fair Value of CFC Investments	$10,693,185
Other Assets	$128
Total Net Assets	$10,693,313

Percentage of the Fund’s Net Total Assets	24.87%

* PFSFL commenced operations on August 23, 2010

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and NFA fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, as of or during the period ended March 31, 2016, related to uncertain tax positions taken on the returns filed for open tax years (2013 – 2015) for the Princeton Futures Strategy Fund, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended March 31, 2016 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $22,451,446 and $55,292,171, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS

Princeton Fund Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

has engaged 6800 Capital, L.L.C and Congress Asset Management Co. as the sub-advisors to the Fund.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.80% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays 6800 Capital, L.L.C and Congress Asset Management, LLP a sub-advisory fee, computed and accrued daily and paid monthly which does not impact the consolidated financial statements of the Fund.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses, not incurred in the ordinary course of the Fund’s business) do not exceed 2.20%, 2.95% and 1.95% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). For the year ended March 31, 2016, the Advisor waived fees and reimbursed expenses in the amount of $305,966.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense limitation. If Fund Operating Expenses subsequently exceed the Expense limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Fund by the following dates:

3/31/2017	$612,847
3/31/2018	$269,115
3/31/2019	$305,966

The Trust, with respect to the Fund’s Class A and Class C shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares,

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

respectively, and is paid to Foreside Distribution Services, L.P. (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. These Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. Effective May 1, 2015, Foreside Distribution Services, L.P., became the Fund’s Distributor. For the period April 1, 2015 to April 30, 2015, Northern Lights Distributors, LLC, an affiliate of GFS, served as the Fund’s Distributor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. For the year ended March 31, 2016, the Distributor received $48,254 in underwriting commissions for sales of Class A shares, of which $7,064 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	UNDERLYING INVESTMENT IN MONEY MARKET FUND

The Fund currently invests a portion of its assets in the BlackRock Liquidity T-Fund Portfolio – Money Market Portfolio (the “BlackRock Money Market”). The Fund may redeem its investment in the BlackRock Money Market at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the BlackRock Money Market. The financial statements of BlackRock Money Market, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2016, the percentage of the Fund’s net assets invested in the BlackRock Money Market was 28.7%.

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended March 31, 2016 and March 31, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2016	March 31, 2015
Long-Term Capital Gain	290,315	271,764
Return of Capital	242,407	—
	$532,722	$271,764

As of March 31, 2016, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(290,860)	$—	$(63,869,646)	$(4,649,478)	$(68,809,984)

The difference between book basis and tax basis accumulated net investment loss, realized gain/(loss) on security transactions and unrealized appreciation/(depreciation) is primarily attributable to the tax adjustments relating to the Fund’s holding in PFSFL and a CTA.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $65,230.

Permanent book and tax differences, primarily attributable to differences in book/tax treatment of net operating losses and short-term capital gains, and tax adjustments for a CTA, resulted in reclassification for the year ended March 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(847,308)	$1,619,457	$(772,149)

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early

Princeton Futures Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2016

application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there are no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Princeton Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of March 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Princeton Futures Strategy Fund as of March 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

May 31, 2016

Princeton Futures Strategy Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2016

As a shareholder of the Princeton Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Futures Strategy Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period+
Actual	10/1/15	3/31/16	10/1/15 – 3/31/16	10/1/15 – 3/31/16
Class A	$1,000.00	$954.50	$10.75	2.20%
Class C	1,000.00	951.80	14.39	2.95
Class I	1,000.00	956.20	9.54	1.95

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period+
(5% return before expenses)	10/1/15	3/31/16	10/1/15 – 3/31/16	10/1/15 – 3/31/16
Class A	$1,000.00	$ 1,014.00	$11.08	2.20%
Class C	1,000.00	1,010.25	14.83	2.95
Class I	1,000.00	1,015.25	9.82	1.95

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

+	Annualized.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2016

Princeton Futures Strategy Fund* (Adviser-Princeton Fund Advisors, LLC)

In connection with the regular meeting held on May 19 & 20, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and the Trust, with respect to the Princeton Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Princeton, together with its affiliates, manages approximately $1.3 billion in total assets for institutional and individual clients. The Trustees reviewed the backgrounds of the key personnel responsible for servicing the Fund and acknowledged their extensive financial industry experience provided them with diverse financial expertise, which they viewed as a positive. They noted Princeton’s focus on the ongoing review and monitoring of the Fund’s sub-advisers and commodity strategies that are non-correlating or low-correlating to ensure the Fund remains diversified to construct what should be the most effective mix. The Trustees recognized as a positive Princeton’s efforts to mitigate market and performance risk, asset class risk, trading risks, valuation risks managed futures portion of the portfolio, interest rate and credit risk with respect to the fixed income portfolio, as well as counterparty risk. The Trustees recognized that the managed futures asset class has struggled during the past few years, primarily due to strong equity markets; however, the Trustees also recognized Princeton’s active role, and the deep expertise of the investment team in the managed futures asset class and concluded Princeton will continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees reviewed the Fund’s performance over the previous 1-year, 2-year, and 3-year periods, noting the Fund underperformed its peer group, Morningstar category, and benchmark index over each periods. The Trustees noted that comparison to indices and larger groups of funds are less useful for this Fund than others, because the Fund pursues a strategy that relies more heavily on commodities futures than its competition, resulting in underperformance since inception as commodities markets generally underperformed financial futures markets. The Trustees noted Princeton believes the outlook for the Fund’s strategy is bright over the long-term, but the recent market cycle has not favored the asset categories pursued under the Fund’s strategy. The Trustees concluded that the Fund is performing as stated in prospectus and showing ability to perform well based on the recent short-term period.

Fees and Expenses. The Trustees noted Princeton charges an advisory fee of 1.80%. They compared the advisory fee to the peer group average and Morningstar category, noting the fee was higher than both averages while remaining within the high/low range of the peer group and Morningstar category. They also considered that the net advisory fee after waiver was 0.33% as a result of an expense cap, which Princeton intends to renew. They further considered the Fund’s

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

expense ratio of 2.06%, noting it is lower than the Fund’s benchmarks. After further discussion, the Trustees concluded the fee was within the range of reasonableness.

Economies of Scale. The Trustees reviewed the possible breakpoint suggested by Princeton, noting Princeton expects to reach some economies of scale at $1 billion. The Trustees noted the Fund’s assets have decreased substantially over the past year, significantly impeding the development of economies of scale, and the Trustees were encouraged that Princeton had agreed to maintain the expense cap for the benefit of shareholders. After further discussion, the Trustees concluded, given the Fund’s current size and anticipated growth, breakpoints would be considered in the future.

Profitability. The Trustees reviewed the profitability analysis provided by Princeton. They considered that although the amount of profit in real dollars is meaningful, the profitability, in terms of percentage of fees is not excessive, given the complexity of the strategy, Princeton’s infrastructure and efforts of adviser and portfolio manager.

Conclusion. Having requested and received such information from Princeton as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded the fee structure is reasonable and renewal of the Advisory Agreement is in the best interests of the shareholders of Princeton Futures Strategy Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

Princeton Futures Strategy Fund* (Sub-Adviser –Congress Asset Management, LLP)

In connection with the regular meeting held on May 19 & 20, 2015 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and Congress Asset Management, LLP (“Congress), with respect to the Princeton Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. With approximately $7.4 billion in assets under management, the Trustees considered that Congress specializes in the management of diverse portfolios encompassing both equity and fixed income securities for institutions and high net worth individuals. The Trustees reviewed the background of the key personnel responsible for providing sub-advisory services to the Fund and noted their satisfaction with the investment team’s financial industry experience with trading, research and analysis, and compliance, as well as their history of structuring portfolios that meet individual client objectives. The Trustees noted Congress is managing the fixed income portion of the Fund, focusing on meeting the Fund’s interest income and liquidity needs, while also protecting capital, utilizing a combination of sector selection, yield curve management, and security selection strategies. The Trustees noted Congress had no material compliance or litigation issues during the past year. The Trustees recognized Congress’ conservative mandate and were satisfied that Congress has carried out its responsibilities as directed by Princeton and the prospectus. The Board concluded that Congress should continue to provide a high level of quality service to the Fund and adviser for the benefit of the shareholders.

Performance. The Trustees reviewed Congress’ contribution to Fund performance over the last 1-year, 2-year, and 3-year periods, noting that Congress provided positive returns over each period although the relative performance was not as strong over the last year. They further noted Congress has provided returns in line with the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index. The Trustees noted Congress’ ability to generate positive returns with stability and liquidity, consistent with Congress’ stated objectives. After discussion, the Trustees concluded Congress had provided meaningful return and good service to shareholders.

Fees and Expenses. The Trustees noted Congress currently receives a fee equal to 0.05% of the assets it manages for the Fund, after implementing a temporary reduction from the contractual rate of 0.20%. The Trustees discussed Princeton’s statement that this reduction was made necessary by the diminishment in the size of the Fund, and did reduce the amount of Princeton’s fee waiver. After discussion, the Trustees concluded the sub-advisory fee is reasonable.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable particularly in light of Congress’ voluntary fee waiver.

Profitability. The Trustees reviewed the profitability analysis provided by Congress. They noted Congress realized a minimal profit in connection with its relationship to the Fund both in terms of actual dollars and percentage. The Trustees concluded Congress’ profitability was reasonable and not excessive.

Conclusion. Having requested and received such information from Congress as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded the sub-advisory fee structure is reasonable and renewal of the Sub-Advisory Agreement is in the best interests the shareholders of Princeton Futures Strategy Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2016

Princeton Futures Strategy Fund* (Sub-Adviser –6800 Capital, LLC)

In connection with the regular meeting held on November 11 & 12, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and 6800 Capital, LLC (“6800”), with respect to the Princeton Futures Strategy Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees acknowledged that they had recently reviewed the advisory services of 6800 in May of 2014. The Board recognized that 6800 has a veteran investment team who have years of alternative investment experience and that the relationship between Princeton and sub-adviser has been working well. The Board noted that Keck Holdings Inc. (“Keck”), solely owned by Robert T. Keck, and Poplar Management Inc. (“Poplar”), solely owned by John W. McDonnell, each a 50% owner of 6800, have agreed that Poplar will assign its ownership of 6800 to Keck, which will become the sole owner of 6800, effective November 30, 2014. The Board noted that Mr. McDonnell has resigned as Chairman of 6800, but will remain an active member of the Investment Committee with Mr. Keck, assuming the title of Chairman. The Board concluded that this change in ownership should not have any material impact on 6800’s services to the Fund and further concluded 6800 should continue to provide high quality service to the Fund, Princeton, and the Fund’s shareholders.

Performance. The Trustees reviewed 6800’s contribution to Fund performance, noting that although returns have been negative over the last 2 year and 3 year periods, 6800 has enhanced the Fund’s performance over all time periods. They considered the positive returns attributable to 6800 over the last year, outperforming the benchmark index. The Trustees commented that 6800 has a long track record of 18 years utilizing the strategy, and noted 6800’s assertion that recent negative performance has been a result of the cyclical nature of the market. After discussion, the Trustees concluded that although 6800’s performance was disappointing, it was not unexpected given this asset class’s challenging environment and they expect 6800’s performance can potentially improve as equity markets correct.

Fees and Expenses. The Trustees noted 6800 receives a maximum of two-thirds of the Fund’s advisory fee (after waivers) for its services to the Fund. They considered that 6800 is responsible for pursuing the Fund’s main strategy, and further noted the total sub-advisory fee received during the last fiscal year were less than the 1.0% charged to 6800’s other clients. After discussion, in consideration of the significance of 6800’s role in the Fund’s strategy, the Trustees determined that the fee is not unreasonable.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by 6800 and noted it had estimated that it incurred a loss over the past fiscal year due to its relationship with the Fund, due in part to its participation in the Fund’s fee waiver/expense limitation arrangement. Accordingly, the Trustees concluded excessive profitability was not a concern.

Conclusion. Having requested and received such information from 6800 as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded the sub-advisory fee structure is reasonable and approval of the Sub-Advisory Agreement, which will allow for the continuation of services from 6800, is in the best interests the shareholders of Princeton Futures Strategy Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

3/31/16 – NLFT_v2

Princeton Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

3/31/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

INVESTMENT ADVISOR
Princeton Fund Advisors, LLC
1125 17th Street, Suite 1400
Denver, CO 80202

INVESTMENT SUB-ADVISORS
6800 Capital, L.L.C.
47 Hulfish Street, Suite 310
Princeton, NJ 08542

Congress Asset Management, LLP
2 Seaport Lane, 5th Floor
Boston, MA 02210

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

DISTRIBUTOR
Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 - $24,000
2015 - $27,000

(b)	Audit-Related Fees
2016 – None
2015 – None

(c)	Tax Fees

2016 – $5,500

2015 – $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%
(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 – None

2015 – None

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/10/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 6/10/16